UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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TRULIEVE CANNABIS CORP.

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Your Vote Counts!
TRULIEVE CANNABIS CORP.
2021 Annual General and Special Meeting
Vote by June 9, 2021 11:59 PM ET
TRULIEVE CANNABIS CORP.
ATTN: CORPORATE SECRETARY
6749 BEN BOSTIC ROAD
QUINCY, FL 32351
D52580-P57222
You invested in TRULIEVE CANNABIS CORP. and it’s time to vote!
You have the right to vote on proposals being presented at the Annual General and Special Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 10, 2021.
Get informed before you vote
View the Notice, Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 27, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.
For complete information and to vote, visit www.ProxyVote.com Control #
Smartphone users
Point your camera here and vote without entering a control number
Vote Virtually at the Meeting*
June 10, 2021 10:00 AM EDT
Meeting live via the Internet—please visit www.virtualshareholdermeeting.com/TCNNF2021 and have the information printed in the box marked by the arrow.
*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com
THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.
Voting Items
1. Number of Directors: to set the number of directors of the Company at eight (8)
2. Election of Directors
Nominees:
2a. Kim Rivers 2b. Giannella Alvarez 2c. Thad Beshears 2d. Peter Healy 2e. Richard May 2f. Thomas Millner 2g. Jane Morreau 2h. Susan Thronson
3. The approval of the 2021 Omnibus Incentive Plan, which will replace the Schyan Exploration Inc. Stock Option Plan
4. The re-appointment of MNP LLP as auditors for the Company and the authorization of the board of directors of the Company to fix the auditors’ remuneration and terms of engagement NOTE: Such other business as may properly come before the meeting or any adjournment thereof.
Board Recommends
For
For For For For For For For For For
For
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D52581-P57222